UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2015

AFFYMETRIX, INC.
(Exact name of registrant as specified in its charter)

001-13111
(Commission File Number)

California	77-0319159
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3420 Central Expressway, Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert P. Wayman, a member of the Board of Directors of Affymetrix, Inc. (the “Company”), has decided to retire from the Board of Directors of the Company effective as of February 20, 2015. Mr. Wayman served as a director of the Company since 2007 and the Board of Directors valued his experience in finance, corporate governance and compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

Date: February 23, 2015	By:	/s/ Siang Chin
Siang H. Chin
Senior Vice President, General Counsel and Secretary